UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2005

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On August 18, 2005, the board of directors of Quidel Corporation (the “Company”) amended the Company’s Amended and Restated 2001 Equity Incentive Plan (the “Plan”) to remove references in the Plan to the Company’s authority to provide assistance (in the form of loans) to any person in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that person’s Plan award.  A copy of the Plan, as amended and restated on August 18, 2005, is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, on August 18, 2005, the Company’s board of directors approved a new form of indemnification agreement attached as Exhibit 10.2 hereto (the “Indemnification Agreement”).  The board of directors authorized the Company to enter into a new indemnification agreement with each of its directors, executive officers and its general counsel.  In addition, the Company may enter into new indemnification agreements with other non-executive officers.  The new indemnification agreements will replace any prior indemnification agreements in effect between the Company and any of its current directors and officers.

The Indemnification Agreement provides, among other matters, that: (i) the Company shall indemnify the indemnitee to the fullest extent permitted by applicable law with respect to any threatened, pending or completed investigation, action, suit, arbitration, alternate dispute resolution mechanism, inquiry, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or any other corporation, partnership, joint venture, trust or other enterprise which such person is or was serving at the request of the Company; (ii) the Company will, subject to certain exceptions, advance expenses incurred by the indemnitee provided that, if it is ultimately determined that the indemnitee is not entitled to be indemnified, the Company is entitled to reimbursement of such advances; and (iii) the indemnification provided by the Indemnification Agreement shall be in addition to any rights to which the indemnitee may be entitled under applicable law, the Company’s certificate of incorporation, its bylaws, any agreement, any vote of stockholders, a resolution of directors or otherwise. The indemnification provided under the Indemnification Agreement shall continue for any action taken while serving in an indemnified capacity even though the indemnitee may have ceased to serve in an indemnified capacity.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated 2001 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2005

QUIDEL CORPORATION

	By:	/s/ Caren L. Mason
	Name:	Caren L. Mason
	Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated 2001 Equity Incentive Plan.